Exhibit 10.2

GUARANTY OF LEASE WHEREAS Focus Universal (" Lessee ") desires to lease from 620 magnolia LLC or Assignee (" Lessor ") the premises commonly known as (street address, city, state, zip) 2311 E Locust, Ontario, CA 91761 (" Premises ") pursuant to a lease dated for reference purposes only as of 2311 E Locust Ct, Ontario , CA 91761 (" Lease ") . WHEREAS, as a material inducement to and in consideration of Lessor executing the Lease, Lessor requires Desheng Wang (" Guarantor ") to execute this Guaranty of Lease (" Guaranty "); Guarantor desires Lessee to consummate the Lease. Accordingly, contemporaneous with execution of the Lease, Guarantor is executing this Guaranty to induce Lessor to execute the Lease with Lessee. NOW THEREFORE, Guarantor hereby unconditionally and irrevocably guarantees and promises to perform and be liable for any and all obligations and liabilities of Lessee under the Lease, including, but not limited to, payment of all rents and all other sums payable by Lessee under the Lease and performance by Lessee of each and every one of the terms, conditions and covenants to be kept and performed by Lessee under the Lease. Guarantor hereby agrees that, without the consent of, or notice to, Guarantor and without aﬀecting or in any way releasing Guarantor's obligations under this Guaranty: (i) Lessor and Lessee may, by agreement or course of conduct, amend, extend, renew or otherwise alter any term, covenant or condition of the Lease, or the Lease may be assigned by Lessor or Lessee (and their successors and assigns) and this Guaranty shall guarantee all obligations of Lessee under the Lease as so amended, extended, renewed, altered or assigned; (ii) Lessor may release, change or add a party to the Lease and/or a guarantor of the Lease; (iii) Lessor may exercise, not exercise, delay exercising, impair, modify, limit, terminate or suspend any of Lessor's rights or remedies under the Lease or this Guaranty; and (iv) Lessor may permit all or any part of the Premises to be subleased, or the Lease to be assigned, assumed, transferred, mortgaged or encumbered. Guarantor hereby agrees that no notice of nonperformance or default by Lessee or by another guarantor need be given to Guarantor. This Guaranty is a continuing and irrevocable guarantee. Guarantor waives the beneﬁt of any law allowing Guarantor to revoke this Guaranty. No provision of this Guaranty or rights of Lessor hereunder may be waived, nor may any Guarantor be released from any obligation under this Guaranty except by a writing duly executed by Lessor. Guarantor hereby waives and agrees not to assert or take advantage of any right or defense based on: (i) notice of acceptance of this Guaranty; (ii) demands (including demands for payment or performance), presentation and protest; (iii) any statute of limitations; (iv) requiring Lessor to proceed against Lessee, any Guarantor or other guarantor or any other person (as herein deﬁned) liable to Lessor, or to proceed against these persons in any order; (v) requiring Lessor to apply any security deposit or other security; (vi) requiring Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantor; (vii) any right of subrogation that Guarantor may have against Lessee or other guarantors; (viii) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Lessee, any guarantor or any other person; (ix) any right or defense arising by reason of the absence, impairment, modiﬁcation, limitation, destruction or cessation (in bankruptcy, by an election of remedies, or otherwise) of the liability of Lessee, of the subrogation rights of Guarantor, or of the rights of Guarantor to proceed against Lessee for reimbursement; (x) limiting Guarantor's obligations to not exceed Lessee's obligations; and (xi) notices (including notices of adverse change in the ﬁnancial status of Lessee or other facts that increase the risk to Guarantor). The obligations of Guarantor under this Guaranty shall not be altered, limited or aﬀected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization or liquidation of Lessee, Guarantor, any other guarantor, or by any defense that Lessee, Guarantor or any other guarantor may have by reason of any order, decree, or decision of any court or administrative body resulting from any such proceeding. Guarantor subordinates any and all existing or future indebtedness of Lessee to Guarantor to Lessee's obligations owed to Lessor under the Lease. Any recovery by Lessor from any other guarantor or insurer shall ﬁrst be credited to the portion of Lessee's indebtedness to Lessor which exceeds the maximum liability of Guarantor under this Guaranty. If a person comprising Guarantor is married, such Guarantor expressly agrees that recourse may be had against such Guarantor's separate or community property. Guarantor shall, upon ten (10) days' prior written notice from Lessor, provide Lessor with Guarantor's ﬁnancial statements for the current year and tax returns for the three (3) preceding years and, if such is the normal practice of Guarantor, such statements shall be prepared in accordance with generally accepted accounting principles and audited by an independent certiﬁed public accountant. Lessor shall maintain Guarantor's ﬁnancial statements and tax returns in conﬁdence but shall be permitted to disclose Guarantor's ﬁnancial statements and tax returns to prospective lenders, purchasers or others for a bona ﬁde business purpose. Guarantor shall, upon ten (10) days' prior written notice from Lessor, in writing reaﬃrm that this Guaranty remains and continues in full force and eﬀect, that no event has occurred that would invalidate the Guaranty or excuse Guarantor's obligations or performance under the Guaranty, and that the Guaranty applies to the Lease, as amended, extended, renewed, altered or assigned. Guarantor shall, upon ten (10) days' prior written notice from Lessor, execute such other and further documents and do such further acts as may be reasonably necessary or required by Lessor to eﬀectuate the intent of the parties and carry out the terms of this Guaranty. Guarantor agrees that any suit, action or proceeding arising directly or indirectly from the Guaranty or the Lease shall be litigated only in courts located within the county and state in which the Premises is located. Guarantor irrevocably consents to the jurisdiction of any local, state or federal court located within the county and state in which the Premises is located, and waives and agrees not to assert by way of motion, defense or otherwise in any suit, action, or proceeding any claim that Guarantor is not personally subject to the jurisdiction of the above - named courts, that such suit, action, or proceeding is brought in an inconvenient forum, or that the venue of such action, suit, or proceeding is improper. Each person which comprises Guarantor consents to service of process by a nationally recognized overnight courier service (such as Federal Express) at either the Premises or at the Guarantor's address for notices set forth below, and shall be deemed served and received three (3) business days after deposit with the overnight mail service. Guarantor irrevocably waives and agrees not to plead or claim in any action or proceeding that such service of process was in any way invalid or ineﬀective. Lessor reserves the right to serve process in any other manner permitted by law. DocuSign Envelope ID: C8D04BAF - 4A20 - 4FB4 - BE00 - 5EA6B43C7032 **I - Guarantor1** **I - Guarantor2** INITIALS © 2022 AIR CRE. All Rights Reserved. GR - 4.00, Revised 10 - 13 - 2022 INITIALS Last Edited: 2/22/2024 12:36 PM Page 1 of 2

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GUARANTOR Desheng Wang Executed At: On: Name Printed: Title: Address: Email Address: Name Printed: Title: Address: Email Address: AIR CRE * https:// www.aircre.com * 213 - 687 - 8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. DocuSign Envelope ID: C8D04BAF - 4A20 - 4FB4 - BE00 - 5EA6B43C7032 This Guaranty shall be governed by the laws of the state in which the Premises is located and, for purposes of conﬂicts of law, Guarantor shall be treated as if resident of or domiciled in such state. Guarantor waives the right to a jury trial of any cause of action, claim, counterclaim or cross - complaint in any action, proceeding or other hearing brought against Guarantor. If and to the extent the Lease requires Lessor and Lessee to arbitrate any disputes, then Guarantor also agrees to arbitrate such disputes in the same arbitration to the extent related to the Guaranty and upon the same terms and conditions provided in the Lease. If Lessor brings an action or proceeding against Guarantor to enforce this Guaranty, the Prevailing Party (as hereafter deﬁned) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, the party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. This Guaranty constitutes the entire agreement between Guarantor and Lessor with respect to the subject matter of this Guaranty and supersedes all prior agreements, understandings, negotiations, representations and discussions, whether verbal or written, of the parties, pertaining to such subject matter. Guarantor is not relying on any representations, warranties or inducements from Lessor that are not expressly stated in this Guaranty. If any provision of this Guaranty is determined to be illegal or unenforceable, all other provisions hereof shall nevertheless be eﬀective. The waiver or failure to enforce any provision of this Guaranty shall not operate as a waiver of any other breach of such provision or any other provisions of this Guaranty, nor shall any single or partial exercise of any right, power or privilege preclude any other or further such exercise or the exercise of any other right, power or privilege. Time is strictly of the essence under this Guaranty and any amendment, modiﬁcation or revision of this Guaranty. Each person executing this Guaranty represents and warrants to Lessor that (i) each individual executing this Guaranty has the legal power, right, and actual authority to bind Guarantor; (ii) Guarantor has the legal right, power and authority to enter into and perform this Guaranty; (iii) all requisite action by or on behalf of a corporation, limited liability company, partnership (general or limited), trust or other legal entity ("entity") has been taken for this Guaranty to be duly authorized by such entity or Guarantor; (vi) no consent of any partner, shareholder, member, creditor, investor, government, judicial or administrative body or other party is required in connection with Guarantor executing this Guaranty; (v) this Guaranty is a valid and legally binding obligation of Guarantor; (vi) the execution and delivery of this Guaranty does not conﬂict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement or other agreements or instruments to which Guarantor is a party or by which Guarantor is bound; and (vi) Guarantor will derive a substantial and material economic beneﬁt from Lessor's execution of the Lease. If Guarantor is an entity, Guarantor shall, concurrently with the execution of this Guaranty (or upon ten (10) days' prior written notice from Lessor), deliver to Lessor a certiﬁed copy of a resolution or other documentation evidencing that such entity is authorized or ratiﬁes the entity's execution of this Guaranty. The term "person" as used in this Guaranty shall include an individual and/or an entity. If more than one (1) person comprises Guarantor, the obligations of such persons shall be joint and several. The unenforceability of this Guaranty or Lessor's election not to enforce this Guaranty against one (1) or more persons shall not aﬀect the obligations of the remaining persons which comprise Guarantor or the enforceability of this Guaranty against such remaining persons. Any notice, request, demand, instruction or other communication to be given to Guarantor under this Guaranty shall be in writing and shall be delivered at either the Premises or the address set forth beneath the Guarantor's signature below, or to such other place as Guarantor may from time to time in writing designate by at least ﬁfteen (15) days' notice to Lessor. When the context and construction so requires, all words used in the singular in this Guaranty shall be deemed to have been used in the plural. The term "Lessee" as used in this Guaranty shall mean the Lessee named in the Lease, any assignee of Lessee's interest under the Lease and their respective successors and assigns. The term "Lessor" as used in this Guaranty shall mean the Lessor named in the Lease, any assignee of Lessor, whether by outright assignment, assignment for security or otherwise. Lessor may without Guarantor's consent assign this Guaranty, voluntarily or by operation of law. This Guaranty applies to, inures to the beneﬁt of, and binds all persons that comprise Guarantor, their heirs, devisees, legatees, executors, administrators, representatives, successors and assigns. Signatures to this Guaranty accomplished by means of electronic signature or similar technology shall be legal and binding. This Guaranty may be executed in counterparts. Guarantor is advised to seek advice of legal counsel before signing this Guaranty. Guarantor acknowledges that AIR CRE, the real estate brokers or their agents or employees have not made any representation or statement as to the legal suﬃciency or eﬀect or tax consequences of this Guaranty or the Lease. 2/22/2024 By: By: **I - Guarantor1** **I - Guarantor2** INITIALS © 2022 AIR CRE. All Rights Reserved. GR - 4.00, Revised 10 - 13 - 2022 INITIALS Last Edited: 2/22/2024 12:36 PM Page 2 of 2

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